INDEX TO FINANCIAL STATEMENTS



REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM             F-2
BALANCE SHEET                                                       F-3
STATEMENT OF OPERATIONS                                             F-4
STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY                        F-5
STATEMENT OF CASH FLOWS                                             F-6
NOTES TO THE FINANCIAL STATEMENTS                                   F-7 to F-11

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors
Energy Services Acquisition Corp.
Huntington, West Virginia


     We  have  audited  the  accompanying   balance  sheet  of  Energy  Services
Acquisition Corp. (a development stage enterprise) (the "Company") as of September 6, 2006 and the related statements of operations, stockholders' equity and cash flows for the period from March 31, 2006 (inception) to September 6, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Energy Services Acquisition Corp. as of September 6, 2006, and the results of its operations and its cash flows for the period from March 31, 2006 (inception) to September 6, 2006 in conformity with United States generally accepted accounting principles.


/s/ Castaing, Hussey & Lolan, LLC

New Iberia, LA
September 13, 2006

                        Energy Services Acquisition Corp.
                        (A Development Stage Enterprise)
                                  Balance Sheet
                               September 6, 2006


       ASSETS
            Cash                                                                                     $ 436,427
            Cash in trust                                                                           48,972,000
            Cash held in trust from Underwriter                                                      1,032,000
                                                                                                  ------------
       Total Assets                                                                               $ 50,440,427
                                                                                                  ============
       LIABILITIES AND STOCKHOLDERS' EQUITY
            Accrued offering costs                                                                   $ 537,033
            Note Payable to Stockholder                                                                150,000
            Due to Underwriter                                                                       1,032,000
                                                                                                  ------------
       Total Liabilities                                                                             1,719,033
                                                                                                  ============
       Common stock subject to possible redemption -
            1,719,140 shares at redemption value                                                     9,988,200

       Commitments

       Stockholders' Equity
            Preferred stock, $.0001 par value
                 Authorized 1,000,000 shares; none issued                                           ---
            Common Stock, $.0001 par value
                 Authorized 50,000,000 shares
                 Issued and outstanding 10,750,000 shares, inclusive of 1,719,140 shares
                 subject to possible redemption                                                            903
            Additional  paid-in capital                                                             38,734,491
            Deficit accumulated during the development stage                                            (2,200)
                                                                                                  ------------
       Total  Stockholders'Equity                                                                  38,733,194
                                                                                                  ------------
       Total Liabilities and Stockholders' Equity                                                 $ 50,440,427
                                                                                                  ============


   The accompanying notes are an integral part of these financial statements.

                        Energy Services Acquisition Corp.
                        (A Development Stage Enterprise)
                             Statement of Operations


     For the period from March 31, 2006 (inception) to September 6, 2006

     Formation and operating costs                                     $ (2,200)

     Net Loss                                                          $ (2,200)

     Weighted average shares outstanding basic and  diluted           2,536,250

     Basic and diluted net loss per share                               $ (0.00)



   The accompanying notes are an integral part of these financial statements.

                        Energy Services Acquisition Corp.
                        (A Development Stage Enterprise)
                  Statement of Changes in Stockholders' Equity


     For the period from March 31, 2006 (inception) to September 6, 2006

                                                                                                     Deficit
                                                  Common Stock       Additional                     Accumulated
                                                  ------------         Paid in       Treasury        During the      Stockholders'
                                                Shares    Amount       Capital        Stock       Development Stage     Equity
                                                ----------------------------------------------------------------------------------

 Issuance of common stock to initial
      stockholders on March 31, 2006
           at $.01 Per share                   2,500,000    $ 250       $ 24,750                                          $ 25,000

 Return of 350,000 shares on
      August 30, 2006 by initial stockholders                          1,645,000    $(1,645,000)                                 -

 Cancellation of Common Stock to
      initial stockholders                      (350,000)     (35)    (1,644,965)     1,645,000                                  -

 Sale of Private Placement  Warrants                                   2,000,000                                         2,000,000

 Sale of 8,600,000 units net of underwriter's
      discount and offering expenses           8,600,000      860     46,697,634                                        46,698,494

 Sale of underwriter option                                                  100                                               100

 Shares reclassified to "Common Stock
      subject to possible redemption"         (1,719,140)    (172)    (9,988,028)                                       (9,988,200)

 Net Loss                                                                                                 $ (2,200)       $ (2,200)
                                              -----------   ------   -----------     -----------          ---------    ------------
 Balance at September 6, 2006                  9,030,860    $ 903    $38,734,491     $ -                  $ (2,200)   $ 38,733,194
                                              ===========   ======   ===========     ===========          =========    ============


   The accompanying notes are an integral part of these financial statements.

                        Energy Services Acquisition Corp.
                        (A Development Stage Enterprise)
                             Statement of Cash Flows


For the period from March 31, 2006 (inception) to September 6, 2006

Cash flow from operating activities
     Net Loss                                                                                           $ (2,200)
                                                                                                     ------------
Net Cash used in operating activities                                                                   $ (2,200)
                                                                                                     ------------
Cash flows from Investing Activities
     Increase in Cash held in Trust Account                                                          (50,004,000)
                                                                                                     ------------
Cash flows from financing activities
     Proceeds from Public Offering                                                                    51,600,000
     Proceeds from Private Placement of warrants                                                       2,000,000
     Proceeds from issuance of underwriting options                                                          100
     Proceeds from issuance of common stock to initial stockholders                                       25,000
     Loans from Stockholder                                                                              375,000
     Payment of Loan from Stockholder                                                                   (225,000)
     Payment of Offering Costs                                                                        (3,332,473)
                                                                                                     ------------
Net Cash provided by financing activities                                                             50,442,627
                                                                                                     ------------
Net increase in cash and cash equivalents at end of period                                             $ 436,427
                                                                                                     ============
Supplemental disclosure of non-cash financing activity:
     Accrued and unpaid offering costs                                                                 $ 537,033
                                                                                                     ===========

   The accompanying notes are an integral part of these financial statements.

                        Energy Services Acquisition Corp.
                        (A Development Stage Enterprise)
                        Notes to the Financial Statements

1.   Organization, Business Operations and Significant Policies

Nature of Business

     Energy Services Acquisition Corp. (the "Company") was incorporated in Delaware on March 31, 2006 as a blank check company whose objective is to acquire an operating business.

     Activity through September 6, 2006 relates to the Company's formation and the public offering described below. The Company has selected September 30 as its fiscal year-end.

     The registration statement for the Company's initial public offering (the "Public Offering") (as described in note 2) was declared effective August 29, 2006. The Company consummated the Public Offering on September 6, 2006 and preceding the consummation of the Public Offering on September 6, 2006, certain officers, directors and initial shareholders of the Company purchased an aggregate of 3,076,923 warrants at $0.65 per warrant from the Company in a private placement (the "private placement"). The warrants sold in the Private Placement were identical to the warrants sold in the offering, except that the private placement warrants are not registered at this time. The Company received net proceeds from the Private Placement and the Offering of approximately $48,698,494 (note 2).

     The Company's management has broad discretion with respect to the specific application of the net proceeds of this Public Offering, although substantially all of the net proceeds of this Public Offering are intended to be generally applied toward consummating a business combination with an operating business ("Business Combination"). Furthermore, there is no assurance that the company will be able to successfully affect a Business Combination. Upon the closing of the Public Offering, $50,004,000 (including $1,032,000 for the Underwriters non-accountable expense allowance) is being held in a trust account ("Trust Account") and invested in United States Government Securities defined as any Treasury Bill issued by the United States having a maturity of one hundred and eighty days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940. Such funds will be invested in the manner outlined until the earlier of (i) the consummation of its first Business Combination or (ii) liquidation of the Company. The placing of the funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, prospective target businesses or other entities it engages, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements. If the Company liquidates prior to the consummation of a Business Acquisition, the officers and directors shall under certain customary circumstances, be personally liable to pay any debts, obligations and liabilities of the Company to various vendors, prospective target businesses or other entities that are owed money by it for services rendered or contracted for or products sold to it in excess of the working capital not held in the Trust Fund. Interest or earnings from funds invested in the Trust Account up to $1,200,000 net of taxes may be used to pay for business, legal and accounting due diligence on prospective acquisitions, continuing general and administrative expenses, and income taxes. The Company, after signing a definitive agreement for the acquisition of a target business, is required to submit such transaction for stockholder approval. In the event that stockholders owning 20% or more of the shares sold in the Public Offering vote against the Business Combination and exercise their conversion rights described below, the Business Combination will not be consummated. All of the Company's stockholders prior to the public offering, including all of the officers and directors of the Company ("Initial Stockholders"), have agreed to vote their 2,150,000 founding shares of common stock in accordance with the vote of the majority in interest of all other stockholders of the Company ("Public Stockholders") with respect to any Business Combination. After consummation of a Business Combination, these voting safeguards will no longer be applicable.

                        Energy Services Acquisition Corp.
                        (A Development Stage Enterprise)
                        Notes to the Financial Statements


     With respect to a Business Combination which is approved and consummated, any public stockholder presented with the right to approve a Business Acquisition can instead demand that his stock be converted into his pro rata share of the Trust Fund upon the consummation of the transaction if he votes against such transaction. Such Public Stockholders are entitled to receive their per share interest in the Trust Account computed without regard to the shares held by the Initial Stockholders.

     The Company's Certificate of Incorporation provides for mandatory liquidation of the Company in the event that the Company does not consummate a Business Combination within 18 months from the date of the consummation of the Public Offering, or 24 months from the consummation of the Public offering if certain extension criteria have been satisfied. In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Fund assets) will be less than the initial public offering price per share in the Public Offering.

 Income Taxes

     The Company follows Statement of Financial Accounting Standards No. 109 ("SFAS No. 109), "Accounting for Income Taxes" which establishes financial accounting and reporting standards for the effects of income taxes that result from an enterprise's activities during the current and preceding years. It requires an asset and liability approach for financial accounting and reporting for income taxes.

Earnings (Loss) Per Share

     Net loss per share is computed on the basis of the weighted average number of common shares outstanding during the period.

Use of Estimates

     The preparation of financial statements in conformity with United States generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

     For purposes of presentation in the financial statements, cash and cash equivalents are defined as cash, interest bearing deposits and non interest bearing demand deposits at financial institutions and trust companies with maturities of less than one year.

Recently Issued Accounting Pronouncements

     Energy Services Acquisition Corp. does not expect the adoption of recently issued accounting pronouncements to have a significant impact on the Company's results of operations, financial position or cash flow.

                        Energy Services Acquisition Corp.
                        (A Development Stage Enterprise)
                        Notes to the Financial Statements


2.   Public Offering

     On September 6, 2006, the Company sold 8,600,000 units ("Units") in the Public Offering at a price of $6.00 per Unit. Each Unit consists of one share of the Company's common stock, $.0001 par value, and two Redeemable Common Stock Purchase Warrants ("Warrants"). Each Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $5.00 per share commencing on the later of the consummation by the Company of a Business Acquisition, as defined below, or one year after the Effective Date and terminating on the fifth anniversary of the date of the Public Offering. The Company may redeem the Warrants for a redemption price of $0.01 per Warrant at any time if notice of not less than 30 days is given and the last sale price of the Common Stock has been at least $8.50 on 20 of the 30 trading days ending on the third day prior to the day on which notice is given

     On the 90th day after the date of the prospectus or earlier, at the discretion of the Underwriter, the warrants will separate from the units and begin to trade.

     For the warrants, the Company is only required to use its best efforts to cause a registration statement covering issuance of the shares of common stock underlying the warrants to be declared effective and, once effective, only to use its best efforts to maintain the effectiveness of the registration statement. The Company will not be obligated to deliver securities, and there are no contractual penalties for failure to deliver securities, if a registration statement is not effective at the time of exercise. Additionally, in no event is the Company obligated to settle any warrant, in whole or in part, for cash in the event it is unable to deliver registered shares of common stock and, if it is unable to do so, the warrants could expire unexercised. The holders of warrants do not have the rights or privileges of holders of common stock, including any voting rights, until such holders exercise their warrants and receive shares of the Company's common stock.

     In connection with the offering, the Company paid the underwriters of the Public Offering an underwriting discount of 6% of the gross proceeds of the Public Offering ($3,096,000) and a non-accountable expense allowance of 2% of the gross proceeds ($1,032,000). However, the underwriters have agreed that the expense allowance amount will be placed in the Trust Account until the earlier of the completion of a business combination or the liquidation of the Trust Account. In the event that the business combination is not consummated, the underwriter will forfeit the 2.0% being deferred.

     The Company also issued to the underwriter at the time of closing of the Offering a unit purchase option, for $100, to purchase up to 450,000 units at an exercise price of $7.50. The unit purchase option shall be exercisable any time, in whole or in part, between the first anniversary date and the fifth anniversary date of the Public Offering.

     For the option, the Company is only required to use its best efforts to cause a registration statement covering the resale of the units and the securities comprising the units and, once effective, only to use its best efforts to maintain the effectiveness of the registration statement. There are no contractual penalties for failure to effect the registration of the units and the securities comprising the units. Additionally, in no event, is the Company obligated to settle the option, the units or the warrants included in the units, in whole or in part, for cash in the event it is unable to effect the registration of the units and the securities comprising the units. The holder or holders of the options do not have the rights or privileges of holders of common stock, including any voting rights, until such holder or holders exercise the options and receive shares of the Company's common stock.

     The Company intends to account for the fair value of the unit purchase option, inclusive of the receipt of $100 cash payment, as an expense of the Public Offering resulting in a charge directly to stockholders' equity. The Company estimates that the fair value of this unit purchase option is approximately $1,642,500 ($ 3.65 Per Unit) using a Black-Scholes option pricing model. The fair value of the unit purchase option granted to the underwriter is estimated as of the date of grant using the following assumptions: (I) expected volatility of 75.7 %, (2) risk free interest rate of 5.1 % and (3) expected life of 5 years.

                        Energy Services Acquisition Corp.
                        (A Development Stage Enterprise)
                        Notes to the Financial Statements

3.   Commitments

     The Company presently occupies office space provided by an affiliate of one of the Company's executive officers. Such affiliate has agreed that until the Company consummates a Business Combination, it will make such office space, as well as certain office and secretarial services available to the Company, as may be required by the Company from time to time. The Company has agreed to pay such affiliate up to $5,000 per month for reimbursement of expenses expended on behalf of the Company commencing on the date of the effective date of the Public Offering.

     Pursuant to letter agreements with the Company and the Underwriter, the Initial Stockholders have waived their right to receive distributions with respect to their founding shares upon the Company's liquidation.

     The Company's Initial Stockholders purchased in the aggregate, 3,076,923 of the Warrants from the Company at a purchase price of $.65 per Warrant ($2,000,000 in the aggregate) in a private placement. These warrants, and the warrants issued as part of the Units in the Public Offerings, do not have any liquidation rights.

     The Initial Stockholders are entitled to registration rights with respect to their founding shares pursuant to an agreement signed on the effective date of the Public Offering. The Holders of the majority of these shares are entitled to make up to two demands that the Company register these shares at any time and from time to time, commencing with the date the initial shares are disbursed from the escrow account. In addition, the Initial Stockholders have certain "piggyback" registration rights on the registration statements filed subsequent to the release date from escrow.

     At any time and from time to time after the release date from escrow and prior to the fifth anniversary date hereof, the holders of at least 51 % of the Registrable Securities initially held by the underwriters may make two written demands for a Demand Registration.

4.   Note Payable

     Prior to the offering, the Company issued an unsecured non-interest bearing promissory note for $150,000 to Marshall T. Reynolds, Chairman and Chief Executive Officer. The note was repaid on September 6, 2006 from the proceeds of the Public Offering. On September 6, 2006, Mr. Reynolds loaned the Company $150,000. The loan will be repaid without interest from working capital and is also unsecured.

5.       Preferred Stock

     The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.

6.       Common Stock

     On March 31, 2006, the Company issued 2,500,000 shares to the initial stockholders. On August 30, 2006 the Company entered into an underwriting agreement with respect to the public sale of up to 8,600,000 units, reflecting a reduction in the size of the Public Offering from 10,000,000 units as previously contemplated to 8,600,000 units. In connection with such modification, and in order to maintain the percentage ownership of its stockholders prior to the Public Offering, the Company's initial stockholders surrendered for cancellation an aggregate of 350,000 shares of common stock. On the date the shares were surrendered, management determined the fair value of the Company's common stock to be $4.70 per share.

                        Energy Services Acquisition Corp.
                        (A Development Stage Enterprise)
                        Notes to the Financial Statements

7.   Concentration of Credit Risk

     At September 6, 2006, the Company maintained a checking account at a financial institution, the balance of which exceeded the federally insured limit by $415,042.

8.   Income Taxes

     Energy Services Acquisition Corp. (ESA) uses the liability method, where deferred tax assets and liabilities are determined based on the expected future tax consequences of temporary differences between the carrying amounts of assets and liabilities for financial and income tax reporting purposes. During the period March 31, 2006 (inception) to September 6, 2006, ESA incurred net losses and, therefore, has no tax liability. The net deferred tax asset generated by the loss carry forward has been fully reserved. The net operating loss carry forward is $2,200, at September 6, 2006, and will expire in 2026.

     At September 6, 2006, deferred tax assets consisted of the following:

Deferred Tax Assets
     Net Operating losses                                 $    330
     Less: Valuation allowance                                (330)
                                                          ---------
Net Deferred Tax Asset                                    $      0
                                                          =========